MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 1, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013

ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO

The following changes are made to the prospectus of AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Manager” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Manager.    Daniel Loewy, Chief Investment Officer and Co-Head Multi-Asset Solutions, has served as the Portfolio’s co-portfolio manager since its inception and Vadim Zlotnikov, Chief Market Strategist and Co-Head Multi-Asset Solutions, became a co-portfolio manager in 2013.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information About Management” is amended and restated as follows:

Vadim Zlotnikov is a Portfolio Manager and Chief Market Strategist. He has been responsible for the Portfolio since 2013 and has been with AllianceBernstein since 2008.

Daniel Loewy is a Portfolio Manager, Co-Chief Investment Officer and Director of Research for Dynamic Asset Allocation Strategies. He has been responsible for the Portfolio since inception and has been with AllianceBernstein since 1996.